Exhibit 10.37(a)

                                    AMENDMENT

                                       TO

                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT



      AMENDMENT, dated November 21, 2000 (this "Amendment"), to Amended and Restated Employment Agreement (the "Amended and Restated Employment Agreement") dated as of October 11, 2000 by and between Hexcel Corporation (the "Company") and John J. Lee (the "Executive").

      WHEREAS, the Company and the Executive desire to amend a provision of the Amended and Restated Employment Agreement.

      NOW, THEREFORE, the Company and the Executive hereby agree as follows:

      1. The number "400,000" appearing in the first sentence of Section 5(c)(i) of the Amended and Restated Employment Agreement shall be deleted and the number "364,000" shall be inserted in lieu thereof.

      2. Except as expressly modified herein, all terms and provisions of the Amended and Restated Employment Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed.

      3. No change, modification or waiver of any provision of this Amendment shall be valid unless the same be in writing and signed by the parties hereto.

      4. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflict of law rules.

      5. This Amendment may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first written above.

                                          HEXCEL CORPORATION


                                          By: /s/ Ira J. Krakower
                                              --------------------------
                                              Name:   Ira J. Krakower
                                              Title:  Senior Vice President


                                          /s/ John J. Lee
                                          ------------------------------------
                                          John J. Lee